                                                                      EXHIBIT 24

                          SI DIAMOND TECHNOLOGY, INC.
                               POWER OF ATTORNEY

           SI DIAMOND TECHNOLOGY, INC. ANNUAL REPORT ON FORM 10-KSB


        The undersigned, in his capacity as a director of SI Diamond Technology, Inc. (the "Company"), does hereby appoint Marc W. Eller and Douglas P. Baker, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this _____ day of March, 1997.




                                       /s/ HOWARD K. SCHMIDT
                                       -----------------------------------------
                                       Howard K. Schmidt

                                                                      EXHIBIT 24

                          SI DIAMOND TECHNOLOGY, INC.
                               POWER OF ATTORNEY

            SI DIAMOND TECHNOLOGY, INC. ANNUAL REPORT ON FORM 10-KSB


        The undersigned, in his capacity as a director of SI Diamond Technology, Inc. (the "Company"), does hereby appoint Marc W. Eller and Douglas P. Baker, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this _____ day of March, 1997.




                                       /s/ LEE B. ARBERG
                                       -----------------------------------------
                                       Lee B. Arberg

                                                                      EXHIBIT 24

                          SI DIAMOND TECHNOLOGY, INC.
                               POWER OF ATTORNEY

            SI DIAMOND TECHNOLOGY, INC. ANNUAL REPORT ON FORM 10-KSB


        The undersigned, in his capacity as a director of SI Diamond Technology, Inc. (the "Company"), does hereby appoint Marc W. Eller and Douglas P. Baker, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this ______ day of March, 1997.




                                       /s/ HOWARD K. SCHMIDT
                                       -----------------------------------------
                                       Howard K. Schmidt

                                                                      EXHIBIT 24

                          SI DIAMOND TECHNOLOGY, INC.
                               POWER OF ATTORNEY

            SI DIAMOND TECHNOLOGY, INC. ANNUAL REPORT ON FORM 10-KSB


        The undersigned, in his capacity as a director of SI Diamond Technology, Inc. (the "Company"), does hereby appoint Marc W. Eller and Douglas P. Baker, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this ______ day of March, 1997.




                                       /s/ DAVID R. SINCOX
                                       -----------------------------------------
                                       David R. Sincox

                                                                      EXHIBIT 24

                          SI DIAMOND TECHNOLOGY, INC.
                               POWER OF ATTORNEY

           SI DIAMOND TECHNOLOGY, INC. ANNUAL REPORT ON FORM 10-KSB


        The undersigned, in his capacity as a director of SI Diamond Technology, Inc. (the "Company"), does hereby appoint Marc W. Eller and Douglas P. Baker, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this day of March, 1997.
______



                                       /s/ DR. ZVI YANIV
                                       -----------------------------------------
                                       Dr. Zvi Yaniv

                                                                      EXHIBIT 24

                          SI DIAMOND TECHNOLOGY, INC.
                               POWER OF ATTORNEY

           SI DIAMOND TECHNOLOGY, INC. ANNUAL REPORT ON FORM 10-KSB


        The undersigned, in his capacity as a director of SI Diamond Technology, Inc. (the "Company"), does hereby appoint Marc W. Eller and Douglas P. Baker, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this _____ day of March, 1997.




                                       /s/ RONALD J. BERMAN
                                       -----------------------------------------
                                       Ronald J. Berman